EXECUTION VERSION 1758963679 24780046 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT This AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT, dated as of June 5, 2026 (this “Amendment”), is among WERNER RECEIVABLES COMPANY, LLC, as Borrower (in such capacity, the “Borrower”), WERNER ENTERPRISES, INC. (“Werner”), as initial Servicer (in such capacity, the “Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Lender and as a Group Agent, GTA FUNDING LLC, as a Conduit Lender, and THE TORONTO-DOMINION BANK (“TD Bank”), as a Related Committed Lender, as a Group Agent and as Administrative Agent (in such capacity, the “Administrative Agent”). W I T N E S S E T H : WHEREAS, the Servicer, the Borrower, the Lenders and Group Agents from time to time party thereto and the Administrative Agent have heretofore entered into that certain Loan and Security Agreement, dated as of March 27, 2025 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Agreement”); WHEREAS, the Borrower, the Servicer, the Lenders, the Group Agents and Administrative Agent are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”); WHEREAS, concurrently herewith, the Borrower, as buyer, the Servicer and the Originators party thereto are entering into that certain Amendment No. 1 to Purchase and Sale Agreement, dated as of the date hereof (the “PSA Amendment”); WHEREAS, concurrently herewith, Werner, as Performance Guarantor, and the Administrative Agent are entering into that certain Performance Guaranty, dated as of the date hereof (the “Performance Guaranty”, and together with the Fee Letter and the PSA Amendment, each a “Related Agreement” and collectively, the “Related Agreements”); and WHEREAS, the parties hereto wish to modify the Agreement upon the terms hereof. NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows: A G R E E M E N T: 1. Definitions. Unless otherwise defined or provided herein, capitalized terms used herein (including in the recitals) have the meanings attributed thereto in (or by reference in) the Agreement. 2. Notices; Consents. The Borrower and Servicer hereby provide notice of the execution and delivery of each of the Related Agreements on the date hereof, and requests that each of the parties hereto acknowledges and consents to the execution of each Related Agreement, on the terms and subject to the conditions set forth herein. On the terms and subject to the Exhibit 10.1 2 1758963679 24780046 conditions set forth herein, each of the parties hereto hereby acknowledges, consents and agrees to the execution and delivery of each Related Agreement by each of the parties thereto. 3. Amendment to the Agreement. Effective as of the date hereof, the Agreement is hereby amended to incorporate the changes shown on the marked pages of the Agreement attached hereto as Exhibit A. 4. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon satisfaction of the following conditions precedent: (a) Execution of the Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by each of the other parties hereto. (b) Execution of the Related Agreements. The Administrative Agent shall have received a counterpart of the Related Agreements duly executed by each of the other parties thereto. (c) Receipt of the Upfront Fee. The Administrative Agent shall have received evidence that the Upfront Fee (as defined in the Fee Letter) has been received by each Group Agent. (d) Additional Deliverables. The Administrative Agent shall have received on or before the date hereof such other documents, agreements, certificates, instruments, reports and opinions listed on the closing memorandum attached as Annex A hereto, in each case, in form and substance satisfactory to the Administrative Agent. 5. Certain Representations and Warranties. Each of the Servicer and the Borrower represents and warrants to each Credit Party as follows: (a) Representations and Warranties. The representations and warranties made by such party in the Agreement and in any other Transaction Document to which it is a party are true and correct in all material respects both before and immediately after giving effect to this Amendment, as though made on and as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date. (b) Power and Authority; Due Authorization. It (i) has all necessary power, authority and legal right to (A) execute and deliver this Amendment and (B) carry out the terms of and perform its obligations under the Transaction Documents to which it is a party (as amended by this Amendment) and (ii) has duly authorized by all necessary corporate or limited liability company action, as applicable, the execution, delivery and performance of this Amendment. (c) Binding Obligations. This Amendment constitutes the legal, valid and binding obligations of it, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar Applicable Laws affecting the enforcement of creditors’ rights generally and by general 3 1758963679 24780046 principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. (d) No Violation. The consummation of the transactions contemplated by this Amendment and the fulfillment of the terms hereof by it will not, (i) conflict with, result in any breach or (without notice or lapse of time or both) a default under, (A) its certificate of formation, limited liability company agreement, articles of incorporation or bylaws, as applicable, or (B) any indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, other than any Adverse Claim created in connection with the Agreement and the other Transaction Documents or otherwise permitted by the Agreement or the other Transaction Documents, or (iii) violate any Applicable Law applicable to it or any of its properties if such violation of Applicable Law could reasonably be expected to have a Material Adverse Effect. (e) No Defaults. No event has occurred and is continuing and no condition exists or would result from this Amendment or any of the transactions contemplated hereby, that constitutes or would result in an Event of Default or Unmatured Event of Default. 6. Reference to, and Effect on the Agreement and the Transaction Documents. (a) The Agreement (except as specifically amended herein) shall remain in full force and effect and the Agreement and each of the other Transaction Documents are hereby ratified and confirmed in all respects by each of the parties hereto. (b) On and after the execution and delivery of this Amendment, each reference in the Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import referring to the Agreement, and each reference in any other Transaction Document to “the Loan and Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment. (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Group Agents or the Lenders under, nor constitute a waiver of any provision of, the Agreement or any other Transaction Document. (d) To the extent that the consent of any party hereto, in any capacity, is required under the Transaction Documents or any other agreement entered into in connection with the Transaction Documents with respect to any of the amendments set forth herein, such party hereby grants such consent. 7. Transaction Document. This Amendment shall be a Transaction Document under (and as defined in) the Agreement. 4 1758963679 24780046 8. Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses in connection with the preparation, negotiation, execution and delivery of this Amendment, including the reasonable Attorney Costs for the Administrative Agent and the other Credit Parties with respect thereto. 9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns. 10. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. 11. GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF). 12. CONSENT TO JURISDICTION. (a) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. (b) EACH OF THE BORROWER AND THE SERVICER CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN THE AGREEMENT. NOTHING IN THIS SECTION 12 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

5 1758963679 24780046 13. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 14. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect. [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK] IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. WERNER RECEIVABLES COMPANY, LLC, as the Borrower  By: /s/ Christopher D. Wikoff  Name: Christopher D. Wikoff Title: Treasurer WERNER ENTERPRISES, INC., as the Servicer   By: /s/ Christopher D. Wikoff  Name: Christopher D. Wikoff Title: EVP, Chief Financial Officer & Treasurer 1758963678 24780046 S-1 Loan and Security Agreement S-2 Amendment No. 3 to LSA (Werner) 1758963679 24780046 THE TORONTO-DOMINION BANK, as Administrative Agent By:/s/ Luna Mills________________________ Name: Luna Mills Title: MD & Co-Head Private Securitization Origination THE TORONTO-DOMINION BANK, as Group Agent for the TD Bank Group By:/s/ Luna Mills________________________ Name: Luna Mills Title: MD & Co-Head Private Securitization Origination THE TORONTO-DOMINION BANK, as Related Committed Lender for GTA Funding By:/s/ Luna Mills________________________ Name: Luna Mills Title: MD & Co-Head Private Securitization Origination GTA FUNDING LLC, as a Conduit Lender for the TD Bank Group By: /s/ Kevin J. Corrigan______________ Name: Kevin J. Corrigan Title: Vice President WELLS FARGO BANK, NATIONAL ASSOCIATION, as Group Agent for the Wells Fargo Group  By: /s/ Taylor Cloud  Name: Taylor Cloud Title: Executive Director WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Committed Lender   By: /s/ Taylor Cloud  Name: Taylor Cloud Title: Executive Director 1758963678 24780046 S-3 Loan and Security Agreement

Amendment No. 3 to LSA (Werner) 1758963679 24780046 EXHIBIT A Amendments to the Agreement (Attached) CONFORMED COPY EXHIBIT A TO AMENDMENT NO. 23 TO LOAN AND SECURITY AGREEMENT, DATED OCTOBER 7JUNE 5, 20252026 LOAN AND SECURITY AGREEMENT Dated as of March 27, 2025 by and among WERNER RECEIVABLES COMPANY, LLC, as Borrower, THE PERSONS FROM TIME TO TIME PARTY HERETO, as Lenders and as Group Agents, THE TORONTO-DOMINION BANK, as Administrative Agent, and WERNER ENTERPRISES, INC., as initial Servicer 1758963678 24780046 51758963678 24780046 pursuant to Section 4.01; provided, that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution as though it had not been made. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Capital Stock” means shares of capital stock, partnership interests, membership interests, beneficial interests or other ownership interests, whether voting or nonvoting, in, or interests in the income or profits of, a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing, but excluding any Debt convertible into or exchangeable for any of the foregoing. “Change in Control” means the occurrence of any of the following: (a) Werner ceases to own, directly, 100% of the issued and outstanding Capital Stock and all other equity interests of the Borrower free and clear of all Adverse Claims; (b) the Performance Guarantor ceases to own, directly or indirectly, 100% of the issued and outstanding Capital Stock of the Servicer (if other than the Performance Guarantor) or any Originator (that is not the Performance Guarantor); (c) (b) any Subordinated Note shall at any time cease to be owned by an Originator, free and clear of all Adverse Claims; (d) (c) an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d3 and 13d-5 under the Exchange Act, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all Equity Interests that such “person” or “group” has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of more than twenty-five percent (25%) of the then outstanding Equity Interests of Werner entitled to vote in the election of members of the board of directors (or equivalent governing body) of Werner; or (e) (d) an event or series of events by which a majority of the members of the board of directors (or other equivalent governing body) of Werner shall not constitute Continuing Directors. 191758963678 24780046 each case to the extent that amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office and (c) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Exiting Group” has the meaning set forth in Section 2.02(g). “Facility Limit” means $325,000,000350,000,000 as reduced or increased from time to time pursuant to Section 2.02(e) or Section 2.02(h). References to the unused portion of the Facility Limit shall mean, at any time of determination, an amount equal to (x) the Facility Limit at such time, minus (y) the Aggregate Capital at such time. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements entered into in connection with the implementation of the foregoing and any fiscal or regulatory legislation, rules or official practices implemented to give effect to any such intergovernmental agreements. “Federal Funds Rate” means, for any day, the per annum rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, “H.15(519)”) for such day opposite the caption “Federal Funds (Effective).” If on any relevant day such rate is not yet published in H. 15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the “Composite 3:30 p.m. Quotations”) for such day under the caption “Federal Funds Effective Rate.” If on any relevant day the appropriate rate is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged before 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions. “Fee Letter” has the meaning specified in Section 2.03(a). “Fees” has the meaning specified in Section 2.03(a). “Final Maturity Date” means the date that (i) is thirty (30) days following the Scheduled Termination Date or (ii) such earlier date on which the Aggregate Capital and all other Borrower Obligations become due and payable pursuant to Section 10.01. “Final Payout Date” means the date on or after the Termination Date when (i) the Aggregate Capital and Aggregate Interest have been paid in full, (ii) all Borrower Obligations shall have been paid in full, (iii) all other amounts owing to the Credit Parties and any other

281758963678 24780046 “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency. “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained, funded or administered for the employees of any Werner Party or any ERISA Affiliate, (b) has at any time within the preceding five (5) years been maintained, funded or administered for the employees of any Werner Party or any current or former ERISA Affiliates or (c) any Werner Party or any ERISA Affiliate has any liability (contingent or otherwise). “Percentage” means, at any time of determination, with respect to any Committed Lender, a fraction (expressed as a percentage), (a) the numerator of which is (i) prior to the termination of all Commitments hereunder, its Commitment at such time or (ii) if all Commitments hereunder have been terminated, the aggregate outstanding Capital of all Loans being funded by the Lenders in such Committed Lender’s Group at such time and (b) the denominator of which is (i) prior to the termination of all Commitments hereunder, the aggregate Commitments of all Committed Lenders at such time or (ii) if all Commitments hereunder have been terminated, the aggregate outstanding Capital of all Loans at such time. “Performance Guarantor” means Werner. “Performance Guaranty” means the Performance Guaranty, dated as of June 5, 2026, by the Performance Guarantor in favor of the Administrative Agent for the benefit of the Secured Parties, as such agreement may be amended, restated, supplemented or otherwise modified from time to time. “Person” means a natural individual, partnership, sole proprietorship, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company, any Governmental Authority or any other entity of whatever nature. “Pool Receivable” means a Receivable in the Receivables Pool. “Portion of Capital” means, with respect to any Lender and its related Capital, the portion of such Capital being funded or maintained by such Lender by reference to a particular interest rate basis. “Post-Closing Date” means the date that is ninety days following the Closing Date. “Program Support Agreement” means and includes any Liquidity Agreement and any other agreement entered into by any Program Support Provider providing for: (a) the issuance of one or more letters of credit for the account of any Conduit Lender, (b) the issuance of one or more surety bonds for which any Conduit Lender is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, (c) the sale by any Conduit Lender to any Program Support Provider of any Loan (or portions thereof or participation interest therein) maintained by such Conduit Lender and/or (d) the making of loans and/or other extensions of credit to any Conduit Lender in connection with such Conduit Lender’s 311758963678 24780046 (f) all books and records of the Borrower and each Originator to the extent related to any of the foregoing, including all Records related to the foregoing; (g) all of the Borrower’s rights, interests and claims under the Purchase and Sale Agreement and the other Transaction Documents; and (h) all Collections and other proceeds (as defined in the UCC) of any of the foregoing. “Release” has the meaning set forth in Section 4.01(a). “Representatives” has the meaning set forth in Section 14.06(c). “Required Capital Amount” means $19,000,00020,400,000. “Required Reserve Percentage” means, on any day, the sum of (a) the Yield Reserve Percentage, plus (b) the greater of (i) the sum of (A) the Dynamic Loss Reserve Percentage, plus (B) the Dilution Reserve Percentage and (ii) the sum of (A) the Loss Reserve Floor Percentage, plus (B) the Dilution Reserve Floor Percentage. “Required Reserves” means, on any day, an amount determined as follows: RRP x NPB where: RRP = the Required Reserve Percentage on such day; and NPB = the Net Pool Balance on such day. “Responsible Officer” means the chief executive officer, president, general counsel, any vice president, the chief financial officer, the controller, the treasurer or the assistant treasurer or other similar officer of the applicable Werner Party or any employee of any Werner Party responsible for the administration of the obligations of any Werner Party under this Agreement or any other Transaction Document. “S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto that is a nationally recognized statistical rating organization. “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions (including, as of the Closing Date, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic or Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European 351758963678 24780046 selected by the Borrower on which all Commitments have been reduced to zero pursuant to Section 2.02(e). “Termination Event” means the occurrence of any of the following which, individually or in the aggregate, has resulted or could reasonably be expected to result in liability of the Borrower in an aggregate amount in excess of the Threshold Amount: (a) a “Reportable Event” described in Section 4043 of ERISA, or (b) the withdrawal of any Werner Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 430(k) of the Code or Section 303 of ERISA, or (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or plan in endangered or critical status within the meaning of Sections 430, 431 or 432 of the Code or Sections 303, 304 or 305 of ERISA or (h) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or (i) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4245 of ERISA, or (j) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA, or (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Werner Party or any ERISA Affiliate. “Threshold Amount” has the meaning set forth in the Credit Agreement (as in effect on the Closing Date). If, after the Closing Date, the term Threshold Amount (or any of the defined terms used in connection with any such term) is amended or modified, then the term Threshold Amount or the defined terms used therein, as applicable, shall, for all purposes of this Agreement, automatically and without further action on the part of any Person, be deemed to be also so amended or modified, if at the time of the effectiveness of such amendment or modification, (i) each Lender (or an Affiliate thereof) and the Administrative Agent is a party to the Credit Agreement, (ii) each Lender (or an Affiliate thereof) and the Administrative Agent consented in writing to such amendment, modification or waiver under the Credit Agreement and (iii) such amendment, modification or waiver is consummated in accordance with the terms of the Credit Agreement. In the event the Credit Agreement is terminated, the term Threshold Amount and respective meanings assigned to related terms immediately preceding such termination shall continue for all purposes of this Agreement. “Transaction Documents” means this Agreement, the Purchase and Sale Agreement, the Lock-Box Agreements, the Fee Letter, each Subordinated Note, the Performance Guaranty and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement, in each case as the 361758963678 24780046 same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement. “UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction. “Unbilled Excess Concentration Amount” means, at any time, the amount (if any) by which (a) the aggregate Unpaid Balance of all Eligible Receivable that constitute Eligible Unbilled Receivables at such time, exceeds (b) 35.0% (or if a DSO Trigger Event has occurred and is continuing, 25.0%) of the aggregate Unpaid Balance of all Eligible Receivables at such time. “Unbilled Receivable” means, at any time, any Receivable as to which the invoice or bill with respect thereto has not yet been sent to the Obligor thereof. “Unmatured Event of Default” means any event which, with the giving of notice or lapse of time, or both, would become an Event of Default. “Unpaid Balance” means, at any time of determination, with respect to any Receivable, the then outstanding principal balance thereof. “U.S. Dollars” means dollars in lawful money of the United States of America. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 5.03(f)(ii)(B)(3). “Voting Stock” of any Person means the common stock of such Person and any other security of, or ownership interest in, such Person having ordinary voting power to elect a majority of the board of directors (or other Persons serving similar function) of such Person. “Wells Fargo” means Wells Fargo Bank, National Association. “Werner” has the meaning set forth in the preamble to this Agreement. “Werner Parties” means Werner, the Servicer, the Borrower and, each Originator and the Performance Guarantor. “Withholding Agent” means the Borrower, the Performance Guarantor and the Administrative Agent.

411758963678 24780046 their respective Commitments, in an aggregate amount such that after giving effect thereto the Facility Limit shall not exceed $350,000,000400,000,000; provided, that each such request for an increase shall be in a minimum aggregate amount of $25,000,000 or integral multiples of $1,000,000 in excess thereof. At the time of sending such notice with respect to the Committed Lenders, the Borrower (in consultation with the Administrative Agent) shall specify (i) the aggregate amount of such increase and (ii) the time period within which the Committed Lenders are requested to respond to the Borrower’s request (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Administrative Agent). Each of the Committed Lenders (or its Group Agent on its behalf) shall notify the Administrative Agent, the Borrower and the Servicer within the applicable time period (which shall not be less than ten (10) Business Days) whether or not such Committed Lender agrees (such agreement not to be unreasonably withheld or delayed) to make such ratable increase to such Committed Lender’s Commitment or otherwise agrees to any lesser increase in its Commitment. Any Committed Lender not responding within such time period shall be deemed to have declined to consent to an increase in such Committed Lender’s Commitment. If the Commitment of any Committed Lender is increased in accordance with this Section 2.02(h), the Administrative Agent, the Group Agents, the Committed Lenders, the Borrower and the Servicer shall determine the effective date with respect to such increase and shall enter into such documents as agreed to by such parties to document such increase; it being understood and agreed that the Administrative Agent or any Committed Lender increasing its Commitment pursuant to this Section 2.02(h) may request any of (w) resolutions of the board of directors of the Borrower approving or consenting to such Commitment increase and authorizing the execution, delivery and performance of any amendment to this Agreement, (x) a corporate and enforceability opinion of counsel of the Borrower, (y) such other documents, agreements and opinions reasonably requested by such Committed Lender or the Administrative Agent and (z) certain upfront fees. SECTION 2.03. Interest and Fees. (a) On each Settlement Date, the Borrower shall, in accordance with the terms and priorities for payment set forth in Section 4.01, pay to each Group Agent, each Lender and the Administrative Agent, as applicable, certain fees (collectively, the “Fees”) in the amounts set forth in the fee letter agreements from time to time entered into, among the Borrower, the members of the applicable Group (or their Group Agent on their behalf) and/or the Administrative Agent (each such fee letter agreement, as amended, restated, supplemented or otherwise modified from time to time, collectively being referred to herein as the “Fee Letter”). (b) Each Loan of each Lender and the Capital thereof shall accrue interest on each day when such Capital remains outstanding at the then applicable Interest Rate for such Loan. The Borrower shall pay all Interest, Fees and Breakage Fees accrued during each Interest Period on each Settlement Date in accordance with the terms and priorities for payment set forth in Section 4.01. (c) In connection with the use or administration of Term SOFR (including in connection with Daily Adjusted Term SOFR), the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this 741758963678 24780046 (c) Events of Default, Etc. Notice of the occurrence of any Event of Default or Unmatured Event of Default, accompanied by a written statement of a Responsible Officer of the Borrower setting forth details of such event and the action that the Borrower proposes to take with respect thereto, such notice to be provided promptly (but not later than two (2) Business Days) after the Borrower obtains knowledge of any such event. (d) Litigation. Promptly, and in any event within two (2) Business Days after the Borrower obtains actual knowledge thereof, notice of (i) any litigation, investigation or proceeding (including a contingency thereof) initiated against any Werner Party which would reasonably be expected to result in a Material Adverse Effect and (ii) any materially adverse development in such litigation previously disclosed by it. (e) Agreed Upon Procedures Report. Not later than the last day of each fiscal year of the Servicer, commencing with the fiscal year ending December 31, 2025 (at the sole cost and expense of the Borrower), a report of an accounting firm or consulting firm reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Group Agent and setting forth the results of such firm’s performance of agreed upon procedures with respect to the performance of Servicer for the prior fiscal year. The scope of the above agreed upon procedures report or other reports shall be as reasonably requested by the Administrative Agent or any Group Agent. (f) Change in Credit and Collection Policies or Business. At least thirty (30) days prior to (i) the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a description or, if available, a copy of the Credit and Collection Policy then in effect and a written notice (A) indicating such change or amendment and (B) if such proposed change or amendment would be reasonably likely to materially and adversely affect the collectability of the Pool Receivables or decrease the credit quality of any newly created Pool Receivables, requesting the Administrative Agent’s and the Majority Group Agent’s consent thereto and (ii) any change in the character of the Borrower’s business, a written notice indicating such change and requesting the Administrative Agent’s and the Majority Group Agent’s consent thereto. (g) Change in Accountants or Accounting Policy. Promptly notify the Administrative Agent and each Group Agent of any change in (i) the external accountants of the Borrower, the Servicer, the Performance Guarantor or any Originator or (ii) any material change to the manner in which the Borrower or any Originator accounts for the Pool Receivables or the transactions contemplated under the Transaction Documents. (h) Other Information. Promptly, from time to time, such Records or other information, documents, records or reports respecting the condition or operations, financial or otherwise, of the Borrower or any other Werner Party as the Administrative Agent or any Group Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent or any Credit Party under or as contemplated by this Agreement or any other Transaction Document or to comply with any Applicable Law or any Governmental Authority. 761758963678 24780046 Document to which the Borrower is a party or consent to any amendment, waiver or modification of any Transaction Document, in each case, without the prior written consent of the Administrative Agent and the Majority Group Agents. (d) Change in Lock-Box Banks. (i) Add any bank or lock-box account not listed on Schedule II as a Lock-Box Bank or Lock-Box Account unless the Administrative Agent shall have previously approved and received duly executed copies of all Lock-Box Agreements and/or amendments thereto covering each such new bank and lock-box account, (ii) terminate any Lock-Box Bank, Lock-Box Agreement or related Lock-Box Account without the prior written consent of the Administrative Agent and, in each case, only if all of the payments from Obligors that were being sent to such Lock-Box Bank or Lock-Box Account will, upon termination of such Lock-Box Bank or Lock-Box Account and at all times thereafter, be deposited in a Lock-Box Account with a Lock-Box Bank covered by a Lock-Box Agreement or (iii) amend, supplement or otherwise modify any Lock-Box Agreement without the prior written consent of the Administrative Agent and the Majority Group AgentAgents. (e) Subsidiaries. Without the prior written consent of the Administrative Agent and the Majority Group Agents, have any Subsidiaries. (f) Deposits to Accounts. (i) Deposit or otherwise credit, or cause or permit to be so deposited or credited, or direct any Obligor to deposit or remit, any Collection or proceeds thereof to any account or lock-box account (or related lock-box, if applicable) other than (x) a Lock-Box Account covered by a Lock-Box Agreement or (y) prior to the Post-Closing Date, the ReedTMS Account or (ii) permit funds other than Collections to be deposited into any Lock-Box Account. (g) Debt and Business Activity. (i) Incur, assume, guarantee or otherwise become directly or indirectly liable for or in respect of any Debt or other obligation, (ii) purchase any asset, (iii) make any investment by share purchase loan or otherwise or (iv) engage in any other activity (whether or not pursued for gain or other pecuniary advantage), in any case, other than as will occur in accordance with this Agreement or the other Transaction Documents, including, without limitation, the Subordinated Note, and as is permitted by its certificate of formation and limited liability company agreement. (h) Name Change, Mergers, Acquisitions, Sales, etc. Without the prior written consent of the Administrative Agent and the Majority Group Agents, (i) change its jurisdiction of organization or its name, identity or corporate structure or create any divisions, (ii) merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) or (iii) make any other change such that any financing statement or other lien filing filed or other action taken to perfect Administrative Agent’s interests under this Agreement would become seriously misleading or would otherwise be rendered ineffective. The Borrower shall not amend or otherwise modify or waive its limited liability company agreement or certificate of formation or any provision thereof without the prior written consent of the Administrative Agent and the Majority Group Agents. Borrower shall at all times maintain its jurisdiction of organization in the State of Delaware. 831758963678 24780046 Receivables, requesting the Administrative Agent’s and the Majority Group Agent’s consent thereto and (ii) any change in the character of the Servicer’s business that has or could reasonably be expected to materially and adversely affect the ability of the Servicer to perform its obligations hereunder or that would prevent the Servicer from conducting its business operations relating to the Receivables, its servicing of the Receivables or the performance of its duties and obligations hereunder or under the other Transaction Documents, a written notice indicating such change and requesting the Administrative Agent’s and the Majority Group Agent’s consent thereto. (h) Change in Accountants or Accounting Policy. Promptly notify the Administrative Agent and each Group Agent of any change in (i) the external accountants of the Borrower, the Servicer, the Performance Guarantor or any Originator or (ii) any material change to the manner in which the Borrower or any Originator accounts for the Pool Receivables or the transactions contemplated under the Transaction Documents. (i) Other Information. Promptly, from time to time, such Records or other information, documents, records or reports respecting the Pool Receivables or the condition or operations, financial or otherwise, of the Servicer or any other Werner Party as the Administrative Agent or any Group Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent or any Credit Party under or as contemplated by this Agreement or any other Transaction Document or to comply with any Applicable Law or any Governmental Authority. (j) Servicing Programs. If the Servicer is not Werner (or an Affiliate of Werner) or if any Event of Default has occurred and is continuing and a license or approval is required for the Administrative Agent’s or such successor Servicer’s use of any software or other computer program used by Werner in the servicing of the Receivables, then at the request of the Administrative Agent or a successor servicer, Werner shall at its own expense arrange for the Administrative Agent or such successor Servicer to receive any such required license or approval. SECTION 8.06. Negative Covenants of the Servicer. From the date hereof until the Final Payout Date, the Servicer shall not, without the prior written consent of the Administrative Agent and the Majority Group Agents, do or permit to occur any act or circumstance with which it (in its capacity as Servicer) has covenanted not to do or permit to occur in any Transaction Document to which it is a party in any capacity, or: (a) Interference. Take any action that would cause the Borrower or any Originator to breach any of its representations, undertakings, obligations or covenants under any of the Transaction Documents. (b) Extension or Amendment of Receivables. Except as permitted under Section 9.02(a), extend, amend or otherwise modify the payment terms of any Pool Receivable or amend, modify or waive any payment term or condition of any related Contract, in each case unless a corresponding Deemed Collection payment in respect of the related Pool Receivable is made, in full, in connection therewith.

841758963678 24780046 (c) Change in Credit and Collection Policies, Business or Organizational Documents. (i) Make or consent to any change in, or waive any of the provisions of, the Credit and Collection Policies that would be reasonably likely to materially and adversely affect the collectability of the Pool Receivables or decrease the credit quality of any newly created Pool Receivables or otherwise make any material change thereto without the prior written consent of the Administrative Agent and the Majority Group Agents, (ii) make any change in the character of the Servicer’s business that has or could reasonably be expected to materially and adversely affect the ability of the Servicer to perform its obligations hereunder or that would prevent the Servicer from conducting its business operations relating to the Receivables, its servicing of the Receivables or the performance of its duties and obligations hereunder or under the other Transaction Documents, without the prior written consent of the Administrative Agent and the Majority Group Agents or (iii) amend, waive or otherwise modify any other Transaction Document to which it is a party, in any capacity, or consent to any amendment, waiver or modification of any Transaction Document, in each case, without the prior written consent of the Administrative Agent and the Majority Group Agents. (d) Change in Lock-Box Banks. (i) Add any bank or lock-box account not listed on Schedule II as a Lock-Box Bank or Lock-Box Account unless the Administrative Agent shall have previously approved and received duly executed copies of all Lock-Box Agreements and/or amendments thereto covering each such new bank and lock-box account, (ii) terminate any Lock-Box Bank, Lock-Box Agreement or related Lock-Box Account without the prior written consent of the Administrative Agent and, in each case, only if all of the payments from Obligors that were being sent to such Lock-Box Bank or Lock-Box Account will, upon termination of such Lock-Box Bank or Lock-Box Account and at all times thereafter, be deposited in a Lock-Box Account with a Lock-Box Bank covered by a Lock-Box Agreement or (iii) amend, supplement or otherwise modify any Lock-Box Agreement without the prior written consent of the Administrative Agent and the Majority Group AgentAgents. (e) Deposits to Accounts. (i) Deposit or otherwise credit, or cause or permit to be so deposited or credited, or direct any Obligor to deposit or remit, any Collection or proceeds thereof to any account or lock-box account (or related lock-box, if applicable) other than (x) a Lock-Box Account covered by a Lock-Box Agreement or (y) prior to the Post-Closing Date, the ReedTMS Account or (ii) permit funds other than Collections to be deposited into any Lock-Box Account. (f) Mergers, Acquisitions, Sales, Etc. Consolidate with or merge with any Person, or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless in the case of any merger or consolidation (i) the Servicer shall be the surviving entity and no Change in Control shall result or (ii) (A) the surviving entity shall be an entity organized or existing under the laws of the United States, any state or commonwealth thereof, the District of Columbia or any territory thereof, (B) the surviving entity shall execute and deliver to Administrative Agent and each Group Agent an agreement, in form and substance reasonably satisfactory to Administrative Agent, containing an assumption by the surviving entity of the due and punctual performance and observance of each obligation, covenant and condition of the Servicer under this Agreement and each other Transaction Document, (C) no Change in Control shall result, (D) the Administrative Agent and the Majority Group Agents receive all documentation and other information required by bank regulatory authorities under “know your 851758963678 24780046 customer” and anti-money laundering rules and regulations, including the PATRIOT Act as it shall request, (E) no Event of Default has occurred and is continuing, (F) the Administrative Agent and the Majority Group Agents provide prior written consent to such transaction and (G) the Administrative Agent and each Group Agent receives such additional certifications, documents, instruments, agreements and opinions of counsel as it shall reasonably request, including as to the necessity and adequacy of any new UCC financing statements or amendments to existing UCC financing statements. (g) Actions Contrary to Separateness. Take any action inconsistent with the terms of Section 8.08. (h) Sales, Liens, Etc. Except as otherwise provided herein, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Pool Receivable or related Contract or Related Security, or any interest therein, or any proceeds of any of the foregoing, or any lock-box account to which any Collections of any Pool Receivable are sent, or any right to receive income or proceeds from or in respect of any of the foregoing or purport to do any of the foregoing. (i) Actions Evidencing Transfers by Originators. Notwithstanding anything to the contrary set forth in the Purchase and Sale Agreement, Servicer shall not consent to any change or removal of any notation required to be made by any Originator pursuant to Section 3.3 of the Purchase and Sale Agreement without the prior written consent of the Administrative Agent. (j) No Adverse Claim on Borrower. Create or permit to exist any Adverse Claim on any Capital Stock of the Borrower or any Subordinated Note. SECTION 8.07. Full Recourse. Notwithstanding any limitation on recourse contained herein or in any other Transaction Document: (i) the Borrower has the obligation to pay all Capital, Interest, Fees, and all other amounts payable by the Borrower hereunder (which obligation shall be full recourse general obligations of the Borrower), and (ii) all obligations of the Servicer so specified hereunder shall be full recourse general obligations of the Servicer. SECTION 8.08. Separate Existence of the Borrower. Each of the Borrower and the Servicer hereby acknowledges that the Secured Parties, the Group Agents and the Administrative Agent are entering into the transactions contemplated by this Agreement and the other Transaction Documents in reliance upon the Borrower’s identity as a legal entity separate from any Originator, the Servicer, the Performance Guarantor and their Affiliates (other than for income tax purposes). Therefore, each of the Borrower and Servicer shall take all steps specifically required by this Agreement or reasonably required by the Administrative Agent or any Group Agent to continue the Borrower’s identity as a separate legal entity and to make it apparent to third Persons that the Borrower is an entity with assets and liabilities distinct from those of the Originators, the Servicer, the Performance Guarantor and any other Person, and is not a division of the Originators, the Servicer, the Performance Guarantor its Affiliates or any other Person (in each case, other than for income tax purposes). Without limiting the generality 861758963678 24780046 of the foregoing and in addition to and consistent with the other covenants set forth herein, each of the Borrower and the Servicer shall take such actions as shall be required in order that: (a) Werner, the Borrower and the Servicer shall ensure that the Performance Guarantor, the Borrower, Werner and each Originator (and each of their respective Affiliates) shall observe the applicable legal requirements for the recognition of the Borrower as a legal entity separate and apart from each of each Originator, Werner, the Performance Guarantor, the Servicer and any of their respective Affiliates, and comply with (and cause to be true and correct) its organizational documents and assuring that each of the following is complied with: (i) the Borrower shall maintain (or cause to be maintained) separate company records, books of account and financial statements (each of which shall be sufficiently full and complete to permit a determination of the Borrower’s assets and liabilities and to permit a determination of the obligees thereon and the time for performance on each of the Borrower’s obligations) from those of each Werner Party and their respective Affiliates other than the Borrower; (ii) except as otherwise permitted by this Agreement, the Borrower shall not commingle any of its assets or funds with those of any other Werner Party or any of their respective Affiliates other than the Borrower; (iii) at least one member of the Borrower’s Board of Directors shall be an Independent Director and the limited liability company agreement of the Borrower shall provide: (i) for the same definition of “Independent Director” as used herein, (ii) that Borrower’s Board of Directors shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Borrower unless the Independent Director shall approve the taking of such action in writing before the taking of such action and (iii) that the provisions required by clauses (i) and (ii) of this sentence cannot be amended except in accordance with this Agreement and without the prior written consent of the Independent Director and the Administrative Agent; (iv) the members and Board of Directors of the Borrower shall hold all regular and special meetings appropriate to authorize the Borrower’s actions. The members and directors of the Borrower may act from time to time by unanimous written consent or through one or more committees in accordance with the Borrower’s certificate of formation and its limited liability company agreement. The Borrower shall not take any Material Actions (as defined in its limited liability company agreement) without the consent of all its managers, including its Independent Director. Appropriate minutes of all meetings of the Borrower’s members and managers (and committees thereof) shall be kept by the Borrower; (v) Borrower shall compensate its Independent Director in accordance with its limited liability company agreement; (vi) decisions with respect to the Borrower’s business and daily operations shall be independently made by the Borrower and shall not be dictated by any other Werner Party or any of their respective Affiliates (except by Werner as a member 871758963678 24780046 and/or manager of the Borrower in accordance with the Borrower’s limited liability company agreement), provided that Servicer shall service the Pool Receivables as contemplated by the Transaction Documents; (vii) the Borrower shall have its own separate stationary; (viii) subject to clause (xvi) below, no transactions shall be entered between the Borrower, on the one hand and any other Werner Party or any Affiliate of any of them, on the other hand (other than as contemplated hereby and in the other Transaction Documents); (ix) the Borrower shall act solely in its own name and through its own authorized managers, members, directors, officers and agents, except that, as a general matter, the Obligors will not be informed in the first instance that the Servicer, the Performance Guarantor or Originators are acting on behalf of the Borrower. No Originator, Servicer, Performance Guarantor or any Affiliates of Werner shall be appointed as an agent of the Borrower, except in the capacity of Servicer or Sub-Servicer hereunder; (x) none of the Servicer, the Performance Guarantor, any Originator or any of their respective Affiliates shall advance funds or credit to the Borrower; and none of the Servicer, the Performance Guarantor, any Originator nor any Affiliate of the Servicer, the Performance Guarantor or any Originator will otherwise supply funds or credit to, or guarantee any obligation of, the Borrower except for Werner’s contributions of capital to the Borrower and the issuance by the Borrower of the Subordinated Notes to the Originators as contemplated by the Transaction Documents; (xi) other than as permitted by the Transaction Documents, the Borrower shall not guarantee, or otherwise become liable with respect to, any obligation of Werner, any Originator, the Servicer, the Performance Guarantor or any Affiliate of any Originator; (xii) the Borrower shall at all times hold itself out to the public under the Borrower’s own name as a legal entity separate and distinct from its equity holders, members, managers, Werner, each Originator, the Servicer, the Performance Guarantor and each of their respective Affiliates (the foregoing to include, but not be limited to, the Borrower not using the letterhead or telephone number of any such Person) (in each case, other than for income tax purposes); (xiii) Werner may issue consolidated financial statements that will include the Borrower, but such financial statements will contain a footnote to the effect that the Receivables of the Borrower are not available to creditors of Werner; in addition the Borrower shall prepare separate financial statements in compliance with GAAP consistently applied; (xiv) if any of the Borrower, the Servicer, the Performance Guarantor or any Originator shall provide Records relating to Pool Receivables to any creditor of the

881758963678 24780046 Borrower or the Servicer, the Borrower or the Servicer, as the case may be, shall also provide (or cause any Originator to provide) to such creditor a notice indicating that the Collections relating to such Pool Receivables are held in trust pursuant to Section 4.01; (xv) each Originator’s financial statements shall disclose the separateness of the Borrower and that the Pool Receivables are owned by the Borrower and are not available to creditors of such Originator or of their respective Affiliates; (xvi) any allocations of direct, indirect or overhead expenses for items shared between the Borrower and any Originator, the Performance Guarantor or any of their respective Affiliates that are not included as part of the Servicing Fee shall be made among the Borrower and such Originator, the Performance Guarantor or any of their respective Affiliates to the extent practical on the basis of actual use or value of services rendered and otherwise on a basis reasonably related to actual use or the value of services rendered; (xvii) the Borrower shall maintain adequate capital in light of its contemplated business operations; and (xviii) the Borrower shall generally maintain an arm’s-length relationship with each Originator, the Servicer, the Performance Guarantor and its Affiliates and each transaction entered into with the Borrower shall be undertaken in good faith for a bona fide business purpose. (b) The Borrower agrees that (and Servicer, in its capacity as the sole member of the Borrower, agrees that it will cause the Borrower to comply herewith), until the Final Payout Date: (i) the Borrower shall not (A) create any Security of any kind, or (B) incur, assume, guarantee or otherwise become directly or indirectly liable for or in respect of any Debt or obligation other than the Subordinated Notes and otherwise as expressly permitted by the Transaction Documents; (ii) the Borrower shall not sell, pledge or dispose of any of its assets, except as permitted by, or as provided in, the Transaction Documents; (iii) the Borrower shall not purchase any asset (or make any investment, by share purchase, loan or otherwise) except as permitted by, or as provided in, the Transaction Documents; (iv) the Borrower shall not engage in any activity (whether or not pursued for gain or other pecuniary advantage) other than as permitted by the Transaction Documents; (v) the Borrower shall not create, assume or suffer to exist any Adverse Claim on any of its assets other than any Lien created pursuant to the Transaction Documents; 921758963678 24780046 Borrower hereby further agrees to take any other action that the Administrative Agent may reasonably request to transfer such control. Any proceeds of Pool Receivables received by the Borrower or the Servicer thereafter shall be sent immediately to, or as otherwise instructed by, the Administrative Agent. SECTION 9.04. Enforcement Rights. (a) At any time following the occurrence and continuance of an Event of Default that has not been waived in accordance with this Agreement: (i) the Administrative Agent (at the Borrower’s expense) may direct the Obligors that payment of all amounts payable under any Pool Receivable is to be made directly to the Administrative Agent or its designee; (ii) the Administrative Agent may instruct the Borrower or the Servicer to give notice of the Secured Parties’ interest in Pool Receivables to each Obligor, which notice shall direct that payments be made directly to the Administrative Agent or its designee (on behalf of the Secured Parties), and the Borrower or the Servicer, as the case may be, shall give such notice at the expense of the Borrower or the Servicer, as the case may be; provided, that if the Borrower or the Servicer, as the case may be, fails to so notify each Obligor within two (2) Business Days following instruction by the Administrative Agent, the Administrative Agent (at the Borrower’s or the Servicer’s, as the case may be, expense) may so notify the Obligors; (iii) the Administrative Agent may request the Servicer to, and upon such request the Servicer shall: (A) assemble all of the records necessary or desirable to collect the Pool Receivables and the Related Security, and transfer or license to a successor Servicer the use of all software necessary or desirable to collect the Pool Receivables and the Related Security, and make the same available to the Administrative Agent or its designee (for the benefit of the Secured Parties) at a place selected by the Administrative Agent and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner reasonably acceptable to the Administrative Agent and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrative Agent or its designee; (iv) the Administrative Agent may notify the Lock-Box Banks that the Borrower and the Servicer will no longer have any access to the Lock-Box Accounts; (v) the Administrative Agent may (or, at the direction of the Majority Group Agents shall) replace the Person then acting as Servicer; and (vi) the Administrative Agent may collect any amounts due from (x) an Originator under the Purchase and Sale Agreement or (y) the Performance Guarantor under the Performance Guaranty. 971758963678 24780046 (s) (i) any Werner Party shall be required to register as an “investment company” within the meaning of the Investment Company Act or (ii) the Borrower becomes a “covered fund” under the Volcker Rule; (t) any material provision of this Agreement or any material provision of any other Transaction Document shall for any reason cease to be valid and binding on any Werner Party that is a party thereto or any such Person shall so state in writing, in each case other than in accordance with the express terms hereof or thereof; (u) the Borrower shall fail to comply with Sections 8.08(a)(iii) or 8.08(b)(x); (v) the Borrower shall fail to pay in full all of its obligations to the Credit Parties hereunder and under each other Transaction Documents on or prior to the Final Maturity Date; (w) one or more judgments, orders or decrees shall be entered against any Werner Party by any court and continues without having been discharged, vacated or stayed for a period of forty-five (45) consecutive days after the entry thereof and such judgments, orders or decrees (i) in the case of the payment of money, are individually or in the aggregate (to the extent not paid or covered by insurance as to which the relevant insurance company has acknowledged the claim and has not disputed coverage), in excess of the Threshold Amount or (ii) in the case of injunctive or other non-monetary relief, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (x) one or more judgments for the payment of money shall be rendered against the Borrower and either (i) such judgment or judgments shall continue unsatisfied and unstayed for a period of thirty (30) days or (ii) enforcement proceedings shall have been commenced upon any such judgment; (y) a Material Adverse Effect shall occur with respect to any Werner Party; (z) (i) the occurrence of a Purchase and Sale Termination Event under the Purchase and Sale Agreement or (ii) Receivables cease being sold or contributed to the Borrower pursuant to the Purchase and Sale Agreement; or (aa) the failure to satisfy any of the Credit Agreement Financial Covenants. If, after the Closing Date, any of the Credit Agreement Financial Covenants (or any of the defined terms used in connection with any such covenant) is amended, modified or waived, then the test set forth in this clause (aa) or the defined terms used therein, as applicable, shall, for all purposes of this Agreement, automatically and without further action on the part of any Person, be deemed to be also so amended, modified or waived, if at the time of the effectiveness of such amendment, modification or waiver, (i) each Lender (or an Affiliate thereof) and the Administrative Agent is a party to the Credit Agreement, (ii) each Lender (or an Affiliate thereof) and the Administrative Agent consented in writing to such amendment, modification or waiver under the Credit Agreement and (iii) such amendment, modification or waiver is consummated in accordance with the terms of the Credit Agreement. In the event the Credit Agreement is terminated, each of the Credit Agreement Financial Covenants and respective 981758963678 24780046 meanings assigned to related terms immediately preceding such termination shall continue for all purposes of this clause (aa); or (bb) the Performance Guaranty is canceled, rescinded, amended, waived or otherwise modified without the prior written consent of the Administrative Agent; then, and in any such event, the Administrative Agent may (or, at the direction of the Majority Group Agents, shall) by notice to the Borrower (x) declare the Termination Date to have occurred (in which case the Termination Date shall be deemed to have occurred), (y) declare the Final Maturity Date to have occurred (in which case the Final Maturity Date shall be deemed to have occurred) and (z) declare the Aggregate Capital and all other Borrower Obligations to be immediately due and payable (in which case the Aggregate Capital and all other Borrower Obligations shall be immediately due and payable); provided that, automatically upon the occurrence of any event (without any requirement for the giving of notice) described in subsection (d) of this Section 10.01 with respect to the Borrower, the Termination Date shall occur and the Aggregate Capital and all other Borrower Obligations shall be immediately due and payable. Upon any such declaration or designation or upon such automatic termination, the Administrative Agent and the other Secured Parties shall have, in addition to the rights and remedies which they may have under this Agreement and the other Transaction Documents, all other rights and remedies provided after default under the UCC and under other Applicable Law, which rights and remedies shall be cumulative. Any proceeds from liquidation of the Collateral shall be applied in the order of priority set forth in Section 4.01. ARTICLE XI THE ADMINISTRATIVE AGENT SECTION 11.01. Authorization and Action. Each Credit Party hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties other than those expressly set forth in the Transaction Documents, and no implied obligations or liabilities shall be read into any Transaction Document, or otherwise exist, against the Administrative Agent. The Administrative Agent does not assume, nor shall it be deemed to have assumed, any obligation to, or relationship of trust or agency with, the Borrower or any Affiliate thereof or any Credit Party except for any obligations expressly set forth herein. Notwithstanding any provision of this Agreement or any other Transaction Document, in no event shall the Administrative Agent ever be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to any provision of any Transaction Document or Applicable Law. SECTION 11.02. Administrative Agent’s Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement (including the Administrative Agent’s servicing, administering or collecting Pool Receivables in the event it replaces the Servicer in such capacity pursuant to Section 9.01), in the absence of its or their own gross negligence or willful misconduct. Without limiting the

1001758963678 24780046 Agents or the Majority Group Agents, as the case may be, and assurance of its indemnification by the Committed Lenders, as it deems appropriate. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or at the direction of the Group Agents or the Majority Group Agents, as the case may be, and such request or direction and any action taken or failure to act pursuant thereto shall be binding upon all Credit Parties. The Credit Parties and the Administrative Agent agree that unless any action to be taken by the Administrative Agent under a Transaction Document (i) specifically requires the advice or concurrence of all Group Agents or (ii) may be taken by the Administrative Agent alone or without any advice or concurrence of any Group Agent, then the Administrative Agent may take action based upon the advice or concurrence of the Majority Group Agents. SECTION 11.07. Notice of Events of Default; Action by Administrative Agent. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Unmatured Event of Default or Event of Default unless the Administrative Agent has received notice from any Credit Party or the Borrower stating that an Unmatured Event of Default or Event of Default has occurred hereunder and describing such Unmatured Event of Default or Event of Default. If the Administrative Agent receives such a notice, it shall promptly give notice thereof to each Group Agent, whereupon each Group Agent shall promptly give notice thereof to its respective Conduit Lender(s) and Related Committed Lender(s). The Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, concerning an Unmatured Event of Default or Event of Default or any other matter hereunder as the Administrative Agent deems advisable and in the best interests of the Secured Parties. SECTION 11.08. Non-Reliance on Administrative Agent and Other Parties. Each Credit Party expressly acknowledges that neither the Administrative Agent nor any of its directors, officers, agents or employees has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each Credit Party represents and warrants to the Administrative Agent that, independently and without reliance upon the Administrative Agent or any other Credit Party and based on such documents and information as it has deemed appropriate, it has made and will continue to make its own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower, the Performance Guarantor, each Originator or the Servicer and the Pool Receivables and its own decision to enter into this Agreement and to take, or omit, action under any Transaction Document. Except for items expressly required to be delivered under any Transaction Document by the Administrative Agent to any Credit Party, the Administrative Agent shall not have any duty or responsibility to provide any Credit Party with any information concerning the Borrower, the Performance Guarantor, any Originator or the Servicer that comes into the possession of the Administrative Agent or any of its directors, officers, agents, employees, attorneys-in-fact or Affiliates. 1121758963678 24780046 ARTICLE XIV MISCELLANEOUS SECTION 14.01. Amendments, Etc. (a) No failure on the part of any Credit Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No amendment or waiver of any provision of this Agreement or consent to any departure by any of the Borrower or any Affiliate thereof shall be effective unless in a writing signed by the Administrative Agent and the Majority Group Agents (and, in the case of any amendment, also signed by the Borrower), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (A) no amendment, waiver or consent shall, unless in writing and signed by the Servicer, affect the rights or duties of the Servicer under this Agreement; and (B) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent and each Group Agent: (i) change (directly or indirectly) the definitions of, Borrowing Base Deficit, Defaulted Receivable, Delinquent Receivable, Eligible Receivable, Facility Limit, Final Maturity Date, Net Pool Balance or Required Reserves contained in this Agreement or change the calculation of the Borrowing Base; (ii) reduce the amount of Capital or Interest that is payable on account of any Loan or with respect to any other Credit Extension or delay any scheduled date for payment thereof; (iii) release all or a material portion of the Collateral from the Administrative Agent’s security interest created hereunder; (iv) change any of the provisions of this Section 14.01 or the definition of “Majority Group Agents”; or (v) change the order of priority in which Collections are applied pursuant to Section 4.01.; or (vi) release the Performance Guarantor from all or a material portion of its obligations under the Performance Guaranty or terminate the Performance Guaranty. Notwithstanding the foregoing, (A) no amendment, waiver or consent shall increase any Committed Lender’s Commitment hereunder without the consent of such Committed Lender and (B) no amendment, waiver or consent shall reduce any Fees payable by the Borrower to any member of any Group or delay the dates on which any such Fees are payable, in either case, without the consent of the Group Agent for such Group. SECTION 14.02. Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication and Schedule I 1758963678 24780046 TD Bank Party Committed Lender $195,000,000210,000,00 0 Capacity SCHEDULE I Commitments Wells Fargo Commitment Committed Lender $130,000,000140,000,00 0 Schedule II-1 1758963678 24780046 [***] Lock-Box Account Bank BMO Bank N.A. Lock-Box Account Number [***] SCHEDULE II Lock-Box Accounts and Lock-Box Banks Wells Fargo Bank, National Association [***] BMO Bank N.A.

Amendment No. 3 to LSA (Werner) 1758963679 24780046 ANNEX A (Attached) CLOSING MEMORANDUM AMENDMENT TO LOAN AND SECURITY AGREEMENT among WERNER RECEIVABLES COMPANY, LLC, as Borrower WERNER ENTERPRISES, INC., as Servicer THE PERSONS FROM TIME TO TIME PARTY THERETO, as Lenders and Group Agents and THE TORONTO-DOMINION BANK, as Administrative Agent For June 5, 2026 Closing 2 Parties and Abbreviations: Administrative Agent TD Bank Baird Baird Holm LLP, Nebraska counsel to the Werner Parties Ballard Spahr Ballard Spahr LLP, counsel to the Werner Parties Borrower Werner Receivables Company, LLC, a newly formed Delaware limited liability company structured as a typical bankruptcy- remote special purpose entity with at least one independent director Committed Lenders TD Bank and Wells Fargo Conduit Lender GTA Funding Deposit Account Banks BMO Bank N.A. and Wells Fargo Existing Originator Werner FirstFleet FirstFleet, Inc., a Tennessee corporation Group Agents TD Bank and Wells Fargo GTA Funding GTA Funding LLC Independent Director Jessica L.M. Woodward, an employee of Corporation Service Company Interactive Logistics Interactive Logistics, Inc., a Tennessee corporation Joining Originators FirstFleet and Interactive Logistics Lenders Conduit Lender and Committed Lenders MB Mayer Brown LLP, counsel to the Administrative Agent Originators Existing Originator and Joining Originators Performance Guarantor Werner Servicer Werner TD Bank The Toronto-Dominion Bank TN Counsel Spencer Fane LLP, Tennessee counsel to Werner Parties Wells Fargo Wells Fargo Bank, National Association Werner Werner Enterprises, Inc., a Nebraska corporation Werner Parties Borrower, Originators, Performance Guarantor and Servicer 3 Document A. BASIC DOCUMENTS 1. Amendment No. 3 to Loan and Security Agreement (the “LSA”) 2. Amendment No. 1 to Purchase and Sale Agreement (the “PSA”) 3. Subordinated Note (to be issued to each Joining Originator) 4. Amended and Restated Fee Letter 5. Performance Guaranty 6. Deposit Account Control Agreement (Shifting Control) B. UNIFORM COMMERCIAL CODE FILING DOCUMENTATION 7. UCC, tax, ERISA, bankruptcy and judgment lien searches against each Joining Originator in its applicable state of organization (as well as tax, ERISA, bankruptcy and judgment searches at each Joining Originator’s chief executive office) 8. UCC-1 Financing Statement(s) naming each Joining Originator as debtor/seller, Borrower as buyer/assignor, and the Administrative Agent as secured party/assignee, for filing with the Secretary of State of each Joining Originator’s state of organization 9. Release Agreements and UCC-3 filings releasing and/or terminating all security interests or liens of any person in the Receivables (including as proceeds of inventory) or Related Security previously granted by each Joining Originator C. LEGAL OPINIONS 10. Opinion of counsel to the Werner Parties re: general corporate matters, enforceability, no-conflicts with organizational documents, material agreements, New York, Delaware and Federal law, ’40 Act and Volcker Rule (i.e. the Borrower is not a “covered fund”), and UCC security interest creation, perfection and priority matters, and other customary corporate and UCC opinions. 11. Opinion of Baird re: general corporate matters, no-conflicts with organizational documents, Nebraska and Federal law, and other customary corporate opinions covering Werner. 12. Opinion of TN Counsel re: general corporate matters, no-conflicts with organizational documents, Tennessee law, UCC security interest perfection and other customary corporate and UCC opinions covering Joining Originators. 13. Opinion of counsel to the Werner Parties re: true sale and substantive consolidation matters

4 Document D. DOCUMENTATION AS TO AUTHORITY, INCUMBENCY AND OTHER MATTERS WITH RESPECT TO WERNER, JOINING ORIGINATORS AND BORROWER 14. Secretary’s Certificate of Werner a. Authorizing Resolutions b. Certificate of Incorporation c. Bylaws d. Incumbency and signatures 15. Secretary’s Certificate of Borrower a. Authorizing Resolutions b. Certificate of Formation c. Limited Liability Company Agreement d. Incumbency and signatures 16. Secretary’s Certificate of FirstFleet a. Authorizing Resolutions b. Certificate of Incorporation c. Bylaws d. Incumbency and signatures 17. Secretary’s Certificate of Interactive Logistics a. Authorizing Resolutions b. Certificate of Incorporation c. Bylaws 18. d. Incumbency and signatures 19. Good Standing Certificate of Werner from its jurisdiction of organization 20. Good Standing Certificate of Borrower from the State of Delaware 21. Good Standing Certificate of FirstFleet from its jurisdiction of organization 22. Good Standing Certificate of Interactive Logistics from its jurisdiction of organization E. MISCELLANEOUS 23. Facility Increase Request 24. Payment of Administrative Agent’s and Lenders’ fees and expenses 25. Pro Forma Information Package 26. Internal Revenue Service Form W-9/W-8, as applicable, for each Joining Originator 27. Form of contract/invoice related to the Receivables of each Joining Originator 5 Document 28. Credit and Collection Policy